Prepaid Expenses and Other Current Assets (Details) - Schedule of receivables represented the amount available for future deduction against VAT payable - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule of receivables represented the amount available for future deduction against VAT payable [Abstract]
Advances to suppliers	$ 4,681	$ 2,117	$ 1,038
Other receivables	6,330	688	627
VAT receivables	1,207	2,471	1,748
Deposits	746	746	535
Total	$ 12,964	$ 6,022	$ 3,948